UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

AltShares Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AltShares Trust
104 Fifth Avenue, 9th Floor
New York, New York 10011

December 17, 2025

Dear shareholder:

You are cordially invited to attend the special meeting of shareholders (the "Meeting") of AltShares Trust (the "Trust") to be held on Tuesday, February 3, 2026 at 1:00 p.m., Eastern time. The Meeting will take place virtually via a Zoom videoconference. You can access the virtual Meeting by visiting www.altsharesetfs.com/proxyvote and providing your control number on your proxy card or voting instruction form.

At the Meeting, shareholders will be asked to vote on the election of six trustees of the Trust ("Trustees") and such other matters as may properly come before the Meeting. Three of the six Trustee candidates currently serve on the Board of Trustees.

Whether or not you plan to be present at the Meeting, your vote is needed. You may choose one of the following options to vote:

Mail:  Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.

Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

Telephone:  Call the toll-free number shown on your proxy card(s).

Virtually:  Attend the Meeting on Tuesday, February 3, 2026.

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Your prompt response will help reduce proxy costs—which are paid by the Trust and its shareholders—and will also mean that you can avoid receiving follow-up phone calls, emails or mailings.

We hope you will attend the Meeting or cast your vote as soon as possible so your shares may be voted at the Meeting. If you have any questions, please call 800-560-8210.

Sincerely yours,

John S. Orrico
President

YOUR VOTE IS IMPORTANT—PLEASE CAST YOUR VOTE PROMPTLY

AltShares Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, FEBRUARY 3, 2026

To the shareholders of AltShares Trust:

A special meeting of shareholders (the "Meeting") of AltShares Trust (the "Trust") will be held on Tuesday, February 3, 2026 at 1:00 p.m., Eastern time. The Meeting will take place virtually via a Zoom videoconference. You can access the virtual Meeting by visiting www.altsharesetfs.com/proxyvote and providing your control number on your proxy card or voting instruction form.

The Meeting will be held for the following purposes:

(1)  To elect John C. Alvarado, Stephen R. Byers, Robert P. Herrmann, Nancy M. Morris, John S. Orrico and Francis X. Tracy as trustees of the Trust ("Trustees"); and

(2)  To consider and act upon any other matters that may properly come before the Meeting and any adjourned or postponed session thereof.

The proposal referred to above (the "Proposal") is discussed in the Proxy Statement attached to this Notice. Only shareholders of record at the close of business on Tuesday, December 9, 2025, the record date set for the Meeting by the Board of Trustees, have the right to notice of and the right to vote at the Meeting or any adjournment or postponement thereof. If you elect to attend the Meeting virtually, you will be required to provide the control number found on your proxy card, which serves as evidence of your holding shares in the series of the Trust.

The Trust's Board of Trustees unanimously recommends that you vote in favor of this Proposal.

By Order of the Board of Trustees
of AltShares Trust:

Karlis Griffiths
Secretary
December 17, 2025
New York, New York

IMPORTANT

Shareholders can help the Board of Trustees avoid additional expense to the Trust of further solicitations to obtain a quorum by promptly returning the enclosed proxy (or voting by other available means). The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL TO ELECT TRUSTEES

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the Proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.  What is being proposed?

A.  It is proposed that shareholders vote to elect to the Board of Trustees (1) the Trust's three current Trustees, and (2) three new candidates for Trustee, each of whom has been nominated by the Nominating and Governance Committee of the Board of Trustees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Q.  Why are you sending me this information?

A.  You are receiving the Proxy Statement and proxy card(s) because you own shares of one or more funds of AltShares Trust (each, a "Fund" and collectively, the "Funds") and have the right to vote on the election of Trustees to the Board of Trustees.

Q.  Why am I being asked to elect Trustees?

A.  The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the six (6) nominees to the Board of Trustees. The Nominating and Governance Committee of the Trust believes that the Proposal, which would create a unified governance structure for both the Trust and The Arbitrage Funds ("Arbitrage Funds")—the other investment company in the Trust's fund complex—will benefit shareholders of the Trust through a more efficient and effective Board oversight and management process. The nominees to the Board of Trustees of the Trust have substantial experience in working within the existing governance structure of Arbitrage Funds, where they each currently serve as trustees. The Board believes that this substantial experience in the fund complex will allow for a seamless transition for each of them if the Proposal is approved by shareholders.

Q.  How will this Proposal affect me as a shareholder?

A.  This Proposal will not result in any change in your Fund's investment objective(s) or principal investment strategies or in the investment advisory fees it pays to the Trust's investment adviser.

Q.  How do I cast my votes?

A.  You may vote by any of the following methods:

Mail:  Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.

Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

Telephone:  Call the toll-free number shown on your proxy card(s).

Virtually:  Attend the Meeting on Tuesday, February 3, 2026.

The time of the Meeting is disclosed in the accompanying Proxy Statement. To attend the Meeting virtually, you can visit www.altsharesetfs.com/proxyvote and will be required to provide the control number found on your proxy card, which serves as evidence of your holding shares in the series of the Trust. Please note that if you hold your shares through a financial intermediary, you will not be able to vote virtually at the Meeting unless you have previously requested and obtained a "legal proxy" from your financial intermediary and present it at the Meeting.

Q.  Why might I receive more than one proxy card?

A.  If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate proxy card for each such Fund or account.

Q.  Can I change my vote if I change my mind after submitting my proxy card(s)?

A.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote virtually. Attending the Meeting virtually will not automatically revoke your prior proxy.

Q.  Whom should I call for additional information about the Proxy Statement?

A.  If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call 800-560-8210.

AltShares Trust
104 Fifth Avenue, 9th Floor
New York, New York 10011

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of AltShares Trust (the "Trust") in connection with a virtual special meeting ("Special Meeting") of shareholders. The purpose of the Special Meeting is to elect Trustees of the Board. The Special Meeting will be held on Tuesday, February 3, 2026 at 1:00 p.m., Eastern time. The Special Meeting and any adjournments or postponements thereof are referred to in this Proxy Statement as the "Meeting."

It is expected that the solicitation of proxies will be primarily by mail. The Trust has retained Broadridge, Financial Solutions, Inc. to act as its proxy solicitation firm. However, the Trust's officers and persons associated with its investment adviser may also solicit proxies by telephone, internet, facsimile or personal interview. The Trust's investment adviser, Water Island Capital, LLC (the "Adviser") will bear the proxy solicitation costs with respect to the proposal described in this Proxy Statement (the "Proposal"). It is anticipated that the aggregate proxy costs will not exceed $16,000, plus printing costs.

The following table summarizes the Proposal to be voted on at the Meeting and indicates those shareholders that are being solicited.

Proposal	Shareholders Solicited
To elect John C. Alvarado, Stephen R. Byers, Robert P. Herrmann, Nancy M. Morris, John S. Orrico and Francis X. Tracy as Trustees of the Trust	The shareholders of each Fund of the Trust will vote together as a single class.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposal as described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting. You may also vote by telephone or the internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote virtually. This Proxy Statement and the enclosed proxy are expected to be first mailed to shareholders on or about December 17, 2025. Attending the Meeting virtually will not automatically revoke your prior proxy. If you intend to vote virtually at the Meeting, please call 800-560-8210 to obtain important information regarding your attendance at the Meeting, including directions.

Voting Information

All shareholders of the Trust at the close of business on December 9, 2025, the record date for the Meeting (the "Record Date"), will be entitled to notice of and to vote at the Meeting on the Proposal. On that date, the number of outstanding shares of each Fund and the total shares outstanding were as follows:

Table 1 — Number of Outstanding Shares

Fund	Number of Shares
AltShares Merger Arbitrage ETF	3,384,000
AltShares Event-Driven ETF	749,320
Total	4,133,320

Each whole share of the Funds shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

You can vote by any of the following methods:

Mail:  Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.

Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

Telephone:  Call the toll-free number shown on your proxy card(s).

Virtually:  Attend the Meeting on Tuesday, February 3, 2026.

Quorum

A quorum is constituted by the presence in person—in the case of the instant Meeting, virtually—or by proxy of the holders of more than one-third of the outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

In the event that a quorum of the Trust for purposes of the Proposal is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments or postponements of the Meeting to permit the further solicitation of proxies. Any such adjournment or postponement will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting virtually or by proxy.

Voting Requirement

Election of each nominee requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole. A "plurality of votes cast" means that those nominees receiving the seven highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. All shares of the Trust vote together as a single class with respect to the Proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend unless a decision is made to reduce the number of Trustees. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named above unless authority to vote for a particular nominee is withheld.

The Trust will furnish, without charge, additional copies of AltShares Trust's annual report to shareholders dated May 31, 2025 to any shareholder upon request. The annual and semi-annual reports to shareholders may be obtained by writing to the Funds' transfer agent, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts, 02114, by calling 855-955-1607, or by visiting the Funds' website, altsharesetfs.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON Tuesday, February 3, 2026: This Proxy Statement and the Notice of Special Meeting are available at www.altsharesetfs.com/proxy.

THE BOARD OF TRUSTEES OF ALTSHARES TRUST UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

THE PROPOSAL: ELECTION OF TRUSTEES

Introduction

At the Meeting, shareholders of the Trust will be asked to consider the election of six Board members who will constitute the entire Board. Three of the six nominees are incumbent Trustees who are standing for re-election, and the other three are new nominees to the Board, following an approved expansion of the Board from three to six Trustees, effective February 2026. All six nominees have been nominated by the Nominating and Governance Committee. The Board is responsible for the management of the business and affairs of the Trust. A Trustee who is not deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to as an "Independent Trustee." A Trustee who is deemed to be an "interested person" of the Trust is referred to as an "Interested Trustee."

The shareholders of each Fund of the Trust, and of the Trust as a whole, are being asked to elect the nominees to the Board. The sole initial Trustee elected the three current Trustees to the Board of Trustees by unanimous written consent on January 27, 2020. At a meeting held on November 18, 2025, the Nominating and Governance Committee recommended the nomination of each of the nominees to the Board. At that same meeting, the Board endorsed the nominations presented by the Nominating and Governance Committee and voted to present each of them to shareholders for election. The Board currently has no reason to believe that any nominee will become unavailable for election, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Nominating and Governance Committee and the Board may select.

The Nominating and Governance Committee of the Trust believes that the Proposal, which would create a unified governance structure for both the Trust and The Arbitrage Funds ("Arbitrage Funds")—the other investment company in the Trust's fund complex—will benefit shareholders of the Trust. The Trust and Arbitrage Funds are each registered investment companies managed by Water Island Capital, LLC ("Water Island" or the "Adviser"). The Nominating and Governance Committee, in agreement with Water Island, believes this new governance structure will: (1) enhance the effectiveness of board oversight of the Trust and Arbitrage Funds, their management and other service providers; (2) reduce certain fund expenses, such as costs associated with holding board meetings, committee meetings and to the extent necessary, shareholder meetings; (3) reduce the administrative costs and burdens on fund management that are inherent in reporting to two separate boards, which may allow Water Island to devote more time and resources to providing other services to the funds in the fund complex; (4) facilitate more effective communication between Water Island and the Board; and (5) result in more efficient and effective presentations at Board meetings. The nominees to the Board of Trustees of the Trust have substantial experience in working within the existing governance structure of Arbitrage Funds, where they each currently serve as trustees. The Board believes that this substantial experience in the fund complex will allow for a seamless transition for each of them if the Proposal is approved by shareholders.

Information About Nominees

The nominees ("Nominees") include current Independent Trustees Ms. Morris and Mr. Tracy, current Interested Trustee Mr. Orrico and new Independent Trustee candidates Messrs. Alvarado, Byers and Herrmann. Each of the Nominees is described below. If the Nominees are elected by shareholders, at least a majority of the Board's members will continue to be Independent Trustees within the meaning of the 1940 Act.

The Board believes that each Nominee is qualified to serve as a Trustee of the Trust. The Board and Nominating and Governance Committee, which is responsible for nominating all Trustees, consider various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating and Governance Committee seek to balance diverse experience, skills, attributes and other factors, all of which enable the Board to function effectively and in the best interests of shareholders. Among other factors, the Board and Nominating and Governance Committee consider a Nominee's education, professional training, public service, academic and professional positions, experience with other boards of public companies, evidence of leadership and similar attributes. The Board and Nominating and Governance Committee believe that diversity in backgrounds, experiences and views among Board members benefits the Trust. A Nominee's commitment to participation in Board and committee meetings is also important.

In addition, each Nominee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee's fiduciary obligations with respect to a registered investment company. No Nominee is a party adverse to any Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Fund or any of its affiliates. Information about each Nominee's specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Independent Trustee Nominees.

John C. Alvarado. Serving as chief operating officer and chief financial officer of a private energy company, and prior to that, the managing director for an investment bank, and with prior experience in internal audit, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. He is currently a financial expert of the Audit Committee and the Lead Independent Trustee of the Board. Further, Mr. Alvarado's diligent and thoughtful service as a Trustee of the Funds since 2003 has provided him with a detailed understanding of the mutual fund industry.

Stephen R. Byers. Mr. Byers has worked in the financial services industry for over 35 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for large investment companies and has served as a director or trustee for multiple boards, including, among others, the Mutual Fund Directors Forum, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an ETF complex. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

Robert P. Herrmann. Mr. Herrmann's extensive experience in the financial services industry, including his experience as the chief executive officer of a financial advisory firm, as well as his prior experience as the chief executive officer of a financial services industry data provider and as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

Nancy M. Morris. Ms. Morris has over 35 years of experience and leadership in government and the investment management industry. Prior to her service as managing director and chief compliance officer at a registered investment adviser, Ms. Morris served as Secretary of the SEC and Deputy Chief Counsel of the SEC's Division of Investment Management. Ms. Morris has worked for some of the largest firms in the mutual fund industry and has experience in investment management, investment company compliance, governance, risk, cybersecurity, operations, and vendor management. She is a past chair of the Investment Company Institute's Chief Compliance Officer Committee. She currently serves on FINRA's National Adjudicatory Council and on the Investment Company Institute's Independent Directors Council. In addition to serving on the Trust's Board, Ms. Morris also serves as an Independent Trustee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC, and as a trustee on the board of another mutual fund complex.

Francis X. Tracy. Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 40 years of business experience and over 30 years of experience within the investment industry. He is currently the Chairman of the Audit Committee. Mr. Tracy also serves as an Independent Trustee and Chairman of the Audit Committee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC.

Interested Trustee Nominee.

John S. Orrico. Mr. Orrico has been a Trustee of the Trust since inception and is Co-Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust and The Arbitrage Funds, an open-end management investment company which is also advised by the Adviser. His experience and skills as a portfolio manager of the Funds, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

Table 2 — Trustees

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
INDEPENDENT TRUSTEE NOMINEES***
John C. Alvarado (1959)	N/A	Trustee Nominee	Chief Operating Officer (2018—present) and Chief Financial Officer (2016—present) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company. Previously, Managing Director at Alvarado Energy Advisors LLC, a boutique investment banking firm providing financial advisory services to middle market energy companies (2014—2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010—2014).	None	3

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Stephen R. Byers (1953)	N/A	Trustee Nominee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Director, Barings BDC (BBDC), a business development company (since 2022); Independent Chair (since 2016), Trustee (since 2011), Lead Independent Trustee (2015—2016) and Audit Committee Chair (2011—2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (2012—2022), Lead Independent Director (2019—2022), Chairman of Sierra Special Committee (2019—2022), Sierra Income Corporation; Board Member (since 2016) and Audit Committee Chair (since 2019), Mutual Fund Directors Forum.	3
Robert P. Herrmann (1962)	N/A	Trustee Nominee	Chief Executive Officer of Freedom Investment Management, Inc., a national financial advisory firm (2020—present). Independent Director of GeoWealth LLC, a technology provider in the financial services industry (2019—present); Previously, President & Chief Executive Officer of Discovery Data, a leading financial services industry data provider (2009—2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014—2019); Independent Director of FundChoice Holdings LLC (2014—2018); Board Trustee, Monmouth Medical Center (2012—2024, including Board Chair 2018—2022); Advisory Board Member, Monmouth University School of Science (2017—2022); Independent Director, Delta Data (since 2022).	3
Nancy M. Morris (1952)	Since 2020	Trustee	Independent Director (since 2018). Previously, Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012—2018).	Independent Trustee, Diamond Hill Funds (12 portfolios) (since 2019).	5
Francis X. Tracy (Age 57)	Since 2020	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999—2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010—2014)	5

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
INTERESTED TRUSTEE NOMINEE
John S. Orrico, CFA**** 104 Fifth Avenue, 9th Floor, New York, New York 10011. (Age 55)	Since May 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5

*  Each Trustee serves during the lifetime of the Trust until his or her successor is elected, his or her death, his or her resignation, retirement or removal or the Trust terminates, whichever is sooner.

**  The registered investment companies in the Fund Complex include the Trust and The Arbitrage Funds.

***  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

****  John S. Orrico, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Each Trustee Nominee has consented to being named in this Proxy Statement and to serve if elected. Ms. Morris and Messrs. Orrico and Tracy were most recently elected Trustees by the sole initial Trustee of the Trust by unanimous written consent on January 27, 2020.

Trustee Compensation

The Trustees generally review their compensation yearly. The Trustees received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2025. None of the executive officers receive compensation from the Trust. For the fiscal year ended May 31, 2025, the Trustees who are not interested persons of the Funds received $15,000 per year for serving as Trustees, paid in quarterly installments that encompasses all Board and Committee meetings, regular and special. Mr. Orrico receives no compensation. The Trustees receive no additional compensation for serving on committees of the Board or for serving as a chairman to a committee or as Independent Lead Trustee.

The following table provides certain information about the fees paid by the Trust to the Trustees for services rendered during the fiscal year ended May 31, 2025. The amount shown for each of John C. Alvarado, Stephen R. Byers, and Robert P. Herrmann for the period is "None" since each of these individuals is proposed to be elected to the Board and does not currently serve as an Independent Trustee.

Table 3 — Trustees Fees

Name and Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustee:
John S. Orrico***	$0	$0	$0	$0
Independent Trustees:
John C. Alvarado	None	None	None	None
Stephen R. Byers	None	None	None	None
Robert P. Herrmann	None	None	None	None
Francis X. Tracy	$15,000	$0	$0	$95,000
Nancy M. Morris	$15,000	$0	$0	$85,000

*  Pursuant to the terms of its investment advisory agreement with respect to each Fund, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Independent Trustee compensation.

**  The registered investment companies in the Fund Complex include the Trust and The Arbitrage Funds.

***  Mr. Orrico is an "interested person," as defined by the 1940 Act, of the Trust because of his employment and relationship with the Adviser.

The Trustees owned beneficial shares of the Funds as of September 2, 2025, unless otherwise noted, with values within the ranges indicated in the following chart:

Table 4 — Trustee Holdings

Name of Trustee	Fund	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex*
Interested Trustee:
John S. Orrico	AltShares Merger Arbitrage ETF	Over $100,000	Over $100,000
	AltShares Event-Driven ETF	Over $100,000**
Independent Trustees:
John C. Alvarado	AltShares Merger Arbitrage ETF	None	Over $100,000
	AltShares Event-Driven ETF	None
Stephen R. Byers	AltShares Merger Arbitrage ETF	None	Over $100,000
	AltShares Event-Driven ETF	None
Robert P. Herrmann	AltShares Merger Arbitrage ETF	None	$1 — $10,000
	AltShares Event-Driven ETF	None
Francis X. Tracy	AltShares Merger Arbitrage ETF	$10,001 — $50,000	Over $100,000
	AltShares Event-Driven ETF	None
Nancy M. Morris	AltShares Merger Arbitrage ETF	None	Over $100,000
	AltShares Event-Driven ETF	None

*  The registered investment companies in the Fund Complex include the Trust (2 funds) and The Arbitrage Funds (3 funds).

**  As of September 2, 2025, John S. Orrico (or the Adviser, which is under Mr. Orrico's control) beneficially owned a majority of the outstanding voting shares of the Event-Driven ETF and therefore is deemed to be a control person of the Fund.

Based on information provided by the Trustees, as of September 2, 2025, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Trust's Officers

The officers of the Trust are elected annually by the Trustees of the Board. The following table sets forth certain information about the Trust's officers. None of the executive officers receives compensation from the Trust.

Table 5 — Officers Who Are Not Trustees

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years
Karlis Griffiths 104 Fifth Avenue 9th Floor New York, NY 10011 (1982)	One Year Since 2023	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2023—present), Compliance Officer (2023—present), and Senior Operations Analyst (2010—present), Water Island Capital, LLC.	N/A

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years
Jonathon Hickey 104 Fifth Avenue 9th Floor New York, NY 10011 (1980)	One Year Since 2020	Chief Financial Officer and Treasurer of the Trust and Senior Managing Partner and Chief Operating Officer of the Adviser	Chief Operating Officer (2016—present), Director of Operations (2011—2016), Water Island Capital, LLC.	N/A
Philip Channen 104 Fifth Avenue 9th Floor New York, NY 10011 (1964)	One Year Since 2020	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019—present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017—2019).	N/A

Board Structure

John S. Orrico is considered to be an Interested Trustee and serves as President and Chairman of the Board of the Trust. The Chairman's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board (except for any meetings of the Independent Trustees); and serving as a liaison between the other Trustees, Trust officers, management personnel, and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having at least two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. If the Proposal is approved and the six Trustee nominees are elected and/or re-elected, as applicable, the Board will consist of six Trustees—five Independent Trustees and one Interested Trustee. This composition will produce a Board that is composed of approximately 83% Independent Trustees. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board's effectiveness, as the size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board's agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which normally is in person. The Board held four regularly scheduled meetings and one special meeting during the fiscal year ended May 31, 2025. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust's other service providers. As part of its oversight function, the Board monitors the Adviser's risk management, including, as applicable, its management of investment, compliance, and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel, and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust's chief compliance officer ("CCO"), including, but not limited to, a report on the Trust's compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO oversees the implementation and review of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The CCO typically provides the Board with updates regarding the Trust's compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers, and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board's oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Committees

The Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Each committee is comprised of the Independent Trustees of the Trust.

The Audit Committee oversees the Funds' accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy and Nancy M. Morris. Mr. Tracy is the Chairman of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended May 31, 2025.

The Nominating and Governance Committee is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The current members of the Nominating and Governance Committee are Francis X. Tracy and Nancy M. Morris. A copy of the written charter for the Nominating and Governance Committee is attached to this Proxy Statement as Appendix B. Ms. Morris is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended May 31, 2025.

The Board has not established a compensation committee. The Nominating and Governance Committee periodically reviews Trustee compensation.

Required Vote and Recommendation

Election of Trustee Nominees requires a vote by a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole, at which a quorum is present or represented by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE ELECTION OF EACH OF THE TRUSTEE NOMINEES.

Additional Information About the Trust

As of the Record Date, to the Trust's knowledge, the name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of the Funds' outstanding shares at the Record Date were as set forth in Appendix A. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Shareholders controlling a Fund could have the ability to vote a majority of the Shares of the Fund on any matter requiring approval of the shareholders of the Fund.

* * * *

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds and the Trust.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Funds. The Adviser is a limited liability corporation organized under the laws of Delaware and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the Managing Member of the Adviser and a portfolio manager of each series of the Trust and is a control person of the Adviser. Water Island Capital, LLC is located at 104 Fifth Avenue, 9th Floor, New York, New York 10011.

Distributor

Shares of the Funds are offered continuously on a best-efforts basis by Foreside Financial Services, LLC ("Foreside" or the "Distributor"), pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement provides that Foreside, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares. Foreside is not obligated to sell any specific amount of Fund shares. Foreside is registered as a broker-dealer under the 1934 Act, and each state's securities laws and is a member of FINRA. The address of Foreside is 190 Middle Street, Suite 301, Portland, ME 04101.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days' written notice by the Distributor, by the Funds' Board, or by a vote of a majority of the outstanding voting securities of the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

Administrator, Custodian, and Transfer Agent

State Street Bank and Trust Company ("State Street") serves as administrator ("Administrator"), custodian ("Custodian"), and transfer agent ("Transfer Agent") for the Funds. State Street's principal address is One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114. Pursuant to the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Trust and the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. Pursuant to the Master Custodian Agreement with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Funds. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Funds' authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.

Independent Registered Public Accounting Firm

The Trust has selected Cohen & Company, Ltd. ("Cohen & Co."), located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, as the independent registered public accounting firm for the fiscal year ended May 31, 2026. Cohen & Co audits the annual financial statements of the Trust. Cohen & Company Advisory, LLC, an affiliate of Cohen & Co, advises the Trust as to certain accounting and tax matters, as requested.

Prior to the fiscal year ended May 31, 2025, Ernst & Young LLP ("Ernst & Young"), Suite 1400, 220 South Sixth Street, Minneapolis, MN, 55402-4509, served as independent registered public accounting firm for the fiscal year ending May 31, 2024. On November 19, 2024, the Fund's Board of Trustees, upon recommendation from the Audit Committee, approved and appointed Cohen & Co. as the independent registered public accounting firm for the Fund for the fiscal year ending May 31, 2025. Effective November 25, 2024, Ernst & Young ceased to serve as the Fund's independent registered public accounting firm. During the Fund's fiscal years ended May 31, 2024 and 2023, and the interim period ended November 25, 2024, there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Representatives of Cohen & Co. are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of Cohen & Co. will be given an opportunity to make statements at the Meeting if they so desire. The following information relates to certain accounting-related expenses and practices of the Trust:

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust's principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,000 and $34,600 for fiscal years ended May 31, 2025 and 2024, respectively.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the Trust's principal accountant reasonably related to the performance of the audit of the Trust's financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $10,000 and $14,757 for the fiscal years ended May 31, 2025 and 2024, respectively. Tax fees for the fiscal years ended May 31, 2025 and 2024 consist of tax compliance services rendered to the Trust. Services for which fees in the Tax Fees category are billed include Cohen & Co.'s and EY's review of the registrant's U.S. federal income tax returns and the required state corporate income tax returns, as well as Cohen's and EY's review of excise tax distribution calculations and EY's identification and analyzation of the passive foreign investment company status of foreign corporate equities.

(d) All Other Fees. There were no fees billed in either of the last two fiscal years for products and services provided by the Trust's principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(l) All services to be performed by the independent accountants must be pre-approved by the Trust's Audit Committee.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, and rendered to the Trust's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $10,000 and $14,757 for the fiscal years ended May 31, 2025 and 2024, respectively.

(g) The Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Procedures for Shareholder Communications With the Board

The Board will receive and review written correspondence from shareholders. Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

The Adviser has established procedures with respect to correspondence addressed to the Board or individual Trustees. Copies of all shareholder correspondence shall be forwarded promptly to the Board or individual Trustee, as applicable. The Adviser shall respond to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to the Board or a Trustee, and shall communicate such response to the Board or Trustee to whom the correspondence was addressed. The Board or an individual Trustee shall respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by the Adviser. In addition to the use of mails, proxies may be solicited personally or via facsimile, telephone or the internet by Trustees, officers and employees of the Trust and certain of its affiliates.

Broadridge Financial Solutions, Inc., which is located at 51 Mercedes Way, Edgewood, NY 11717, has been engaged by the Adviser to assist in soliciting at an estimated cost of approximately $16,000, plus printing costs, which will be paid by the Adviser.

Proxy Statement Delivery

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one proxy card for each account. If you received more than one copy of the Proxy Statement, you may opt out of householding in the future; you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: AltShares Trust, 104 Fifth Avenue, 9th Floor, New York, New York 10011.

Dated: December 17, 2025

Appendix A

Shareholders Who Own 5% or More of the Fund

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of December 3, 2025:

AltShares Merger Arbitrage ETF:

Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO. 2423 E. LINCOLN DRIVE PHOENIX, AZ 85016-1215	51.21%	Record
NATIONAL FINANCIAL SERVICES LLC** 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	10.99%	Record
BNY MELLON 525 WILLIAM PENN PLACE PITTSBURGH, PA 15259	8.91%	Record
US BANCORP 1555 N RIVERCENTER DRIVE MILWAUKEE, WI 53212	7.81%	Record
JP MORGAN CHASE & CO.* 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	6.37%	Record
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	5.19%	Record

*  Includes 2.12% beneficial ownership by the Adviser and 1.89% beneficial ownership by John S. Orrico.

**  Includes 0.56% beneficial ownership by John S. Orrico.

AltShares Event-Driven ETF:

Name and Address	% Ownership	Type of Ownership
JP MORGAN CHASE & CO.* 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	34.36%	Record
NATIONAL FINANCIAL SERVICES LLC** 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310	24.90%	Beneficial
CHARLES SCHWAB & CO 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	37.36%	Record

*  Includes 25.57% beneficial ownership by the Adviser and 8.79% beneficial ownership by John S. Orrico.

**  Includes 17.79% beneficial ownership by John S. Orrico.

As of December 3, 2025, John S. Orrico (or the Adviser, which is under Mr. Orrico's control) beneficially owned 4.57% of the outstanding voting shares of the Merger Arbitrage ETF.

As of December 3, 2025, John S. Orrico (or the Adviser, which is under Mr. Orrico's control) beneficially owned 52.15% of the outstanding voting shares of the Event-Driven ETF and is therefore deemed to be a control person of the Fund. Mr. Orrico's address is: Water Island Capital, LLC, Attn: John S. Orrico, Trustee, 104 Fifth Avenue, 9th Floor, New York, NY 10011-6901.

As of December 3, 2025, the Trustees and officers of the Merger Arbitrage ETF (including the Adviser) as a group owned of record 4.95% of the outstanding voting shares of the Fund.

As of December 3, 2025, the Trustees and officers of the Event-Driven ETF (including the Adviser) as a group owned of record 53.24% of the outstanding voting shares of the Fund.

A-1

Appendix B

AltShares Trust

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

The Board of Trustees (the "Board") of AltShares Trust (the "Trust"), and its individual series (each a "Fund" and together, the "Funds"), has adopted this Charter to govern the activities of the Nominating and Governance Committee (the "Committee") of the Board.

1.  The Committee shall be composed entirely of members of the Board who are not affiliated with the Trust's investment adviser or principal underwriter (the "Independent Trustees").

2.  The functions of the Committee are:

(a)  To make nominations for Independent Trustee membership on the Board when necessary and to consider candidates, if any, proposed for the Board by shareholders of the Funds. Potential nominees may be considered in light of their professional experience, education, skill and other individual qualities and attributes that contribute to Board heterogeneity;

(b)  To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

(c)  To review annually compensation paid by the Trust to Trustees for their service on the Board and its committees and to recommend to the Independent Trustees any changes it may deem appropriate;

(d)  To review committee chair assignments and committee assignments on an annual basis, and to determine whether there is a need for additional committees of the Board or whether existing committees should be combined or reorganized;

(e)  To consider the structure, operations and effectiveness of the Committee annually; and

(f)  To evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable Securities and Exchange Commission rules, and to supervise such counsel;

3.  The Committee shall meet at least annually and at such other times as circumstances dictate. Minutes shall be kept of the Committee's meetings. The Committee will meet:

(a)  to perform the independent legal counsel determination and

(b)  to review trustee and committees' members' compensation and perform the annual review of this Charter.

4.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.  The Committee shall review this Charter at least annually and recommend to the Board any changes it deems appropriate.

Adopted: February 23, 2021

B-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, FEBRUARY 3, 2026

The Proxy Statement and the
Notice of Special Meeting are available at www.altsharesetfs.com/proxy.

ALTSHARES TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ALTSHARES TRUST

The undersigned hereby appoints Jonathon Hickey and Phil Channen (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the special meeting of shareholders (the “Meeting”) of AltShares Trust (the “Trust”) to be held at the offices of the Trust, 104 Fifth Avenue, 9th Floor, New York, New York 10011 at 1:00 p.m., Eastern time on February 3, 2026 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The Proxies shall cast votes according to the number of shares of the Fund that the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers that the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms what all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

SCAN TO VIEW MATERIALS & VOTE ALTSHARES TRUST 104 FIFTH AVENUE, 9TH FLOOR NEW YORK, NEW YORK 10011 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81811-S26931 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY w

The Board of Trustees recommends you vote FOR the following:

1. Election of Trustees

Nominees:

01) John C. Alvarado
02) Stephen R. Byers
03) Robert P. Herrmann
04) Nancy M. Morris
05) John S. Orrico
06) Francis X. Tracy

For All	Withhold All	For All Except
!	!	!

____

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN	Date	Signature [Joint Owners]	Date

The Boardof Trustees recommendsyouvoteFORthe following: Nominees: For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V81812-S26931 AltShares Trust 2026 Special Meeting of Shareholders February 3, 2026 at 1:00 p.m., EST The undersigned hereby appoints Jonathon Hickey and Phil Channen (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the special meeting of shareholders (the “Meeting”) of AltShares Trust (the “Trust”) to be held at the offices of the Trust, 104 Fifth Avenue, 9th Floor, New York, New York 10011 at 1:00 p.m., Eastern time on February 3, 2026 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms what all said Proxies, or any of them, may lawfully do by virtue hereof or thereof. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side